UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2023

ACCEL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Tower Drive
Burr Ridge ,	Illinois	60527
(Address of principal executive offices)	(Zip Code)

(630) 972-2235
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A-1 common stock, par value $0.0001 per share	ACEL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 15, 2023, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Accel Entertainment, Inc. (the “Company”) approved a new form of Performance-Based Restricted Stock Unit Agreement (the “PSU Agreement”) that will be used to grant performance-based restrictive stock units (“PSUs”) under the Company’s Long-Term Incentive Plan (the “LTIP”).
In addition, on March 15, 2023, the Committee granted PSUs under the PSU Agreement to the Company’s principal executive officer, principal financial officer and other named executive officers in the amounts below:

Named Executive Officer	Target Number of PSUs
Andrew Rubenstein	90,396
Chief Executive Officer and President
Derek Harmer	20,410
Chief Counsel and Chief Compliance Officer
Mathew Ellis	19,774
Chief Financial Officer
The PSUs granted on March 15, 2023 will be eligible to vest as set forth in the table below based on the average of the Company’s achievement against target annual Adjusted EBITDA (“AEBITDA”) performance goals that will be established by the Board or the Committee for each of the years 2023, 2024, and 2025 (the “Performance Period”), with each year weighted equally in determining such average. The ultimate number of PSUs that may vest range from zero to 200% of the target number of PSUs.

	Threshold Performance	Target Performance	Maximum Performance

Average Performance	85% of target AEBITDA	100% of target AEBITDA	115% of target AEBITDA

Number of PSUs that vest	50% of the target number of PSUs granted	100% of the target number of PSUs granted	200% of the target number of PSUs granted
The Committee is expected to establish the target annual AEBIDTA for the year 2023 in the near future.
The awards of PSUs are subject to the terms and conditions of the LTIP and the PSU Agreement, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the PSU Agreement contained herein is qualified in its entirety by reference to such exhibit. The Company will provide additional information regarding the compensation of its named executive officers in the Company’s proxy statement for the Company’s Annual Meeting of Stockholders, which the Company expects to file in March 2023.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.23	Form of Performance-Based Restrictive Stock Unit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL ENTERTAINMENT, INC.

Date: March 17, 2023	By:	/s/ Mathew Ellis
Mathew Ellis
Chief Financial Officer

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